As filed with the Securities and Exchange Commission on January 9, 2003
                                                      Registration No. 033-59659
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                         FORM S-3 REGISTRATION STATEMENT
                                   ON FORM S-1
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                              HECLA MINING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                              8741                      82-0126240
(STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                        6500 N. MINERAL DRIVE, SUITE 200
                         COEUR D'ALENE, IDAHO 83815-9408
                                 (208) 769-4100
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                                  JOHN GALBAVY
                    CORPORATE COUNSEL AND ASSISTANT SECRETARY
                              HECLA MINING COMPANY
                        6500 N. MINERAL DRIVE, SUITE 200
                         COEUR D'ALENE, IDAHO 83815-9408
                                 (208) 769-4131
                (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:

                                 JOHN H. BITNER
                             BELL, BOYD & LLOYD LLC
                       70 WEST MADISON STREET, SUITE 3300
                             CHICAGO, ILLINOIS 60602
                                 (312) 807-4306

                               ------------------
         Approximate date of commencement of proposed sale to the public: Not applicable.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         This Post-Effective Amendment shall become effective in accordance with
Section 8(c) of the Securities Act of 1933, on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(c), may determine.

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                      DEREGISTRATION OF UNISSUED SECURITIES

         Pursuant to this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 (File No. 033-59659), originally filed with the Securities and Exchange Commission on May 26, 1995, as amended and supplemented, Hecla Mining Company deregisters securities with an aggregate offering price of up to $37,754,817 that were previously registered pursuant to Rule 415 under the Securities Act of 1933 and remain unsold and unissued.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this post-effective amendment no. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d'Alene, State of Idaho on January 9, 2003.

                                        HECLA MINING COMPANY


                                        By:          /s/ Arthur Brown
                                           -------------------------------------
                                            Arthur Brown
                                            Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on January 9, 2003.

            Signature                     Title
            ---------                     -----

        /s/ Arthur Brown                  Chairman and Chief Executive Officer
--------------------------------          (principal executive officer)
          Arthur Brown


   /s/ Phillips S. Baker, Jr.             President, Chief Operating Officer,
--------------------------------          Chief Financial Officer (principal
     Phillips S. Baker, Jr.               financial officer) and Director


       /s/ Lewis E. Walde                 Vice President - Controller (principal
--------------------------------          accounting officer) and Treasurer
         Lewis E. Walde


        /s/ John E. Clute                 Director
--------------------------------
          John E. Clute


       /s/ Joe Coors, Jr.                 Director
--------------------------------
         Joe Coors, Jr.


      /s/ Theodore Crumley                Director
--------------------------------
        Theodore Crumley


     /s/ Charles L. McAlpine              Director
--------------------------------
       Charles L. McAlpine


     /s/ Jorge E. Ordonez C.              Director
--------------------------------
       Jorge E. Ordonez C.


      /s/ Anthony P. Taylor               Director
--------------------------------
        Anthony P. Taylor